MUNIYIELD
NEW YORK
INSURED
FUND III, INC.








FUND LOGO







Annual Report

October 31, 1995


This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield New York
Insured Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011







MuniYield New York Insured Fund III, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield New York Insured Fund III, Inc. earned $0.751 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.26%, based on a month-end net asset value of $14.27 per share. Over the same period, the total investment return on the Fund's Common Stock was +18.44%, based on a change in per share net asset value from $12.82 to $14.27, and assuming reinvestment of $0.751 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +8.56%, based on a change in per share net asset value from $13.55 to $14.27, and assuming reinvestment of $0.375 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 3.48%.


The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
As interest rates continued to move lower at the beginning of May, our strategy of adding lower-coupon, longer-maturity issues to the portfolio continued to enhance the Fund's net asset value. Economic releases during the second quarter of 1995 confirmed our belief that the economy was indeed slowing and the potential of an ease in interest rates by the Federal Reserve Board was a real possibility.

In July, the Federal Reserve Board cut the Federal Fund's target rate by 25 basis points. While the cut was not significant in size, it did indicate the probable end to any further interest rate increases which had taken a severe toll on the performance of the credit markets during the preceding 12 months.

The economic soft landing that investors hoped for came into question during the third quarter of this year as the economy produced stronger-than-expected results. This caused a temporary rise in yields as investors feared renewed inflationary pressure along with renewed growth.

The bounce back in economic growth seems to be waning as we move into the fourth quarter of 1995. Consumers have curtailed their spending and continue to be extremely price conscious in the purchase of goods, which has produced the lowest level of inflation in many years. As a result, we are anticipating a continued decline in interest rates during the remainder of 1995.

While New York experienced a record delay in approving a budget agreeable to the legislature and the Governor, the surge of issuance expected by the delay was well received by investors. The main reason for the more orderly disbursement of the financings was a result of the close attention the new administration spent in reviewing the financing needs of the various authorities. This renewed fiscal responsibility helped the perception of New York issues in the marketplace and aided their relative value.

Prior to the budget resolution, issuance in New York was well below 1994 levels. The third quarter of this year saw volume increase by 30% over 1994 but on a year-over-year basis, issuance was 25% behind declines on a national level.


In Conclusion
We appreciate your ongoing interest in MuniYield New York Insured
Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President

(James C. Cahill)
James C. Cahill
Portfolio Manager


November 30, 1995



We are pleased to announce that James C. Cahill is responsible for the day-to day management of MuniYield New York Insured Fund III, Inc. Mr. Cahill has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Vice President and Portfolio Manager. Prior thereto, he was employed by the Prudential Insurance Company.





PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield New
York Insured Fund III, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares                Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:      Edward H. Meyer                    3,431,108                151,245
                                                Jack B. Sunderland                 3,433,471                148,882
                                                J. Thomas Touchton                 3,432,669                149,684
                                                Arthur Zeikel                      3,433,471                148,882

                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For        Against         Abstain
2. To select Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                        3,427,864         13,623         140,866


During the six-month period ended October 31, 1995, MuniYield New
York Insured Fund III, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares                Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:      Donald Cecil                          998                      2
                                                M. Colyer Crum                        996                      2
                                                Edward H. Meyer                       996                      2
                                                Jack B. Sunderland                    996                      2
                                                J. Thomas Touchton                    996                      2
                                                Arthur Zeikel                         996                      2


                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For        Against         Abstain
2. To select Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                           996              2               0




THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New York Insured Fund III, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock.
However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock.
However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common
Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common
Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's
Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield New York Insured Fund III,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
GO             General Obligation Bonds
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)
S&P      Moody's      Face                                                                                            Value
Ratings  Ratings     Amount                                       Issue                                             (Note 1a)

New York--99.2%
AAA      Aaa        $1,250  Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System
                            Revenue Bonds, 5.75% due 1/01/2025 (d)                                                    $ 1,253

AAA      Aaa         2,070  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                            Bonds, Series A, 6.375% due 7/01/2018 (d)                                                   2,194

AAA      Aaa         5,650  Metropolitan Transportation Authority, New York, Transportation Facilities
                            Revenue Bonds, Series J, 6.375% due 7/01/2010 (c)                                           6,073

AAA      Aaa         2,000  Monroe County, New York, Public Improvement, GO, UT, 6.15% due 6/01/2018 (b)                2,097

AAA      Aaa         1,005  Mount Sinai, New York, Union Free School District, Refunding, GO, UT,
                            6.20% due 2/15/2019 (b)                                                                     1,094

AAA      Aaa         2,500  New York City, New York, IDA, Civic Facilities Revenue Bonds (USTA National
                            Tennis Center Project), 6.375% due 11/15/2014 (g)                                           2,647

A1+      NR*           400  New York City, New York, IDA, IDR (Japan Airlines Company Ltd. Project), VRDN,
                            AMT, 4.10% due 11/01/2015 (a)                                                                 400

AAA      Aaa         2,500  New York City, New York, Municipal Water Finance Authority, Water and Sewer
                            System Revenue Bonds, Series B, 5.50% due 6/15/2019 (d)                                     2,448

                            New York State Dormitory Authority Revenue Bonds:
AAA      Aaa         1,000    (City University), Second Generation, Series A, 5.75% due 7/01/2018 (e)                   1,011
AAA      Aaa         4,250    (City University), Third Generation Reserves, Series 2, 6.875% due 7/01/2014 (d)          4,698
BBB+     Baa1        1,000    Refunding (State University Educational Facilities), Series A, 6% due 5/15/2025             988
AAA      Aaa         3,000    (Saint Vincent's Hospital and Medical Center), 5.80% due 8/01/2025 (b)(f)                 2,987
BBB-     Baa1        2,000    (Upstate Community Colleges), Series A, 6.25% due 7/01/2025                               2,014

AAA      Aaa         2,500  New York State Energy, Research and Development Authority, Facilities Revenue
                            Bonds (Con Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (d)                     2,622

AAA      Aaa         2,000  New York State Energy, Research and Development Authority, Gas Facilities Revenue
                            Bonds (Brooklyn Union Gas Company), AMT, Series A, 6.75% due 2/01/2024 (d)                  2,134

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in Thousands)
S&P      Moody's      Face                                                                                            Value
Ratings  Ratings     Amount                                       Issue                                             (Note 1a)

New York (concluded)
                            New York State Energy, Research and Development Authority, PCR, VRDN (a):
A1+      NR*        $  900    (Niagara Mohawk Power Corporation Project), Series A, 3.85% due 7/01/2015               $   900
A1+      VMIG1++     1,100    Refunding (New York State Electric and Gas Company), Series C, 3.60% due 6/01/2029        1,100

AAA      Aaa         2,500  New York State HFA, M/F Housing Secured Mortgage Revenue Bonds, AMT, Series A,
                            6.30% due 8/15/2026 (b)                                                                     2,550

BBB      Baa1        2,500  New York State HFA, Service Contract Obligation Revenue Bonds, Series A, 5.50%
                            due 9/15/2022                                                                               2,300

                            New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa         1,000    (Long-Term Health Care), Series A, 6.80% due 11/01/2014 (e)                               1,087
AAA      Aaa         1,865    (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (e)                               1,961
AAA      Aaa         3,000    (Mental Health), Series E, 6.50% due 8/15/2015 (e)                                        3,199
AAA      Aaa         2,000    (Mental Health), Series F, 6.50% due 8/15/2012 (e)                                        2,122
AAA      Aaa         1,500    (Mental Health Services Facilities), Series E, 6.25% due 8/15/2019 (e)                    1,538
AAA      Aaa         6,000    (Montefiore Medical Center), Series A, 5.75% due 2/15/2025 (b)(f)                         5,924
AAA      Aaa         2,000    (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (b)(f)                        2,183
AAA      Aaa         1,250    (New York Hospital Mortgage), Series A, 6.50% due 8/15/2029 (b)(f)                        1,330

AAA      Aaa         3,000  New York State Thruway Authority, General Revenue Bonds (Highway and Bridge Trust
                            Fund), UT, Series B, 6.25% due 4/01/2012 (c)                                                3,172

                            New York State Urban Development Corporation Revenue Bonds:
AAA      Aaa         3,000    (Correctional Facilities), Series 5, 5.50% due 1/01/2025 (d)                              2,927
BBB      Baa1        3,000    Refunding (Correctional Facilities), 5.50% due 1/01/2015                                  2,804
BBB      Baa1        2,000    Refunding (Onondaga County Convention Project), 6.25% due 1/01/2020                       2,013

AA-      A1          3,000  Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 72nd Series,
                            7.35% due 10/01/2027                                                                        3,435

                            Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Bonds:
AAA      Aaa         1,500    Refunding, Series A, 6.625% due 1/01/2017 (d)                                             1,617
A1+      VMIG1++       200    VRDN, 3.70% due 1/01/2024 (a)(c)                                                            200

Total Investments (Cost--$73,225)--99.2%                                                                               77,022

Other Assets Less Liabilities--0.8%                                                                                       632
                                                                                                                      -------
Net Assets--100.0%                                                                                                    $77,654
                                                                                                                      =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)CGIC Insured.
(f)FHA Insured.
(g)FSA Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.



See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$73,225,476) (Note 1a)                          $ 77,022,092
                    Cash                                                                                          81,224
                    Interest receivable                                                                        1,196,612
                    Deferred organization expenses (Note 1e)                                                      15,279
                    Prepaid expenses and other assets                                                              4,205
                                                                                                            ------------
                    Total assets                                                                              78,319,412
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $    479,583
                      Dividends to shareholders (Note 1f)                                        97,010
                      Investment adviser (Note 2)                                                33,886          610,479
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        55,261
                                                                                                            ------------
                    Total liabilities                                                                            665,740
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 77,653,672
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (1,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 25,000,000
                      Common Stock, par value $.10 per share (3,688,900 shares
                      issued and outstanding)                                              $    368,890
                    Paid-in capital in excess of par                                         51,141,408
                    Undistributed investment income--net                                        314,421
                    Accumulated realized capital losses on investments--net (Note 5)         (2,967,663)
                    Unrealized appreciation on investments--net                               3,796,616
                                                                                           ------------
                    Total--Equivalent to $14.27 net asset value per share of
                    Common Stock (market price--$12.375)                                                      52,653,672
                                                                                                            ------------
                    Total capital                                                                           $ 77,653,672
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)



Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  4,416,520
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    374,464
                    Professional fees                                                            78,090
                    Commission fees (Note 4)                                                     64,916
                    Transfer agent fees                                                          40,338
                    Printing and shareholder reports                                             35,404
                    Accounting services (Note 2)                                                 32,737
                    Directors' fees and expenses                                                 21,468
                    Listing fees                                                                 16,902
                    Amortization of organization expenses (Note 1e)                               7,338
                    Custodian fees                                                                5,343
                    Pricing fees                                                                  4,736
                    Other                                                                         9,329
                                                                                           ------------
                    Total expenses                                                                               691,065
                                                                                                            ------------
                    Investment income--net                                                                     3,725,455
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,996,988)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                         7,339,389
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  9,067,856
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)



Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                            1995              1994
Operations:         Investment income--net                                                 $  3,725,455     $  3,802,637
                    Realized loss on investments--net                                        (1,996,988)        (970,676)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          7,339,389       (8,602,309)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                9,067,856       (5,770,348)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (2,771,523)      (3,157,490)
Shareholders          Preferred Stock                                                          (944,040)        (624,540)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --         (285,706)
                      Preferred Stock                                                                --          (33,255)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,715,563)      (4,100,991)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                      --          197,662
(Notes 1e & 4):     Offering costs resulting from the issuance of Preferred Stock                    --          (29,641)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --          168,021
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   5,352,293       (9,703,318)
                    Beginning of year                                                        72,301,379       82,004,697
                                                                                           ------------     ------------
                    End of year*                                                           $ 77,653,672     $ 72,301,379
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    314,421     $    304,529
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)



Financial Highlights
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        Nov. 27,
from information provided in the financial statements.                              For the Year Ended          1992++ to
                                                                                       October 31,               Oct. 31,
Increase (Decrease) in Net Asset Value:                                             1995          1994             1993
Per Share           Net asset value, beginning of period                         $  12.82       $  15.51        $  14.18
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                           1.02           1.03             .85
                    Realized and unrealized gain (loss) on
                    investments--net                                                 1.44          (2.59)           1.45
                                                                                 --------       --------        --------
                    Total from investment operations                                 2.46          (1.56)           2.30
                                                                                 --------       --------        --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                         (.75)          (.86)           (.68)
                      Realized gain on investments--net                                --           (.08)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                     (.75)          (.94)           (.68)
                                                                                 --------       --------        --------
                    Capital charge resulting from issuance of
                    Common Stock                                                       --             --            (.05)
                                                                                 --------       --------        --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                       (.26)          (.17)           (.09)
                        Realized gain on investments--net                              --           (.01)             --
                      Capital charge resulting from issuance of
                      Preferred Stock                                                  --           (.01)           (.15)
                                                                                 --------       --------        --------
                    Total effect of Preferred Stock activity                         (.26)          (.19)           (.24)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  14.27       $  12.82        $  15.51
                                                                                 ========       ========        ========
                    Market price per share, end of period                        $ 12.375       $ 10.625        $  15.00
                                                                                 ========       ========        ========

Total Investment    Based on market price per share                                23.93%        (24.11%)          4.69%+++
Return:**                                                                        ========       ========        ========
                    Based on net asset value per share                             18.44%        (11.44%)         14.51%+++
                                                                                 ========       ========        ========

Ratios to Average   Expenses, net of reimbursement                                   .92%           .88%            .55%*
Net Assets:***                                                                   ========       ========        ========
                    Expenses                                                         .92%           .88%            .87%*
                                                                                 ========       ========        ========
                    Investment income--net                                          4.98%          4.88%           4.86%*
                                                                                 ========       ========        ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                        $ 52,654       $ 47,301        $ 57,005
                                                                                 ========       ========        ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                               $ 25,000       $ 25,000        $ 25,000
                                                                                 ========       ========        ========
                    Portfolio turnover                                            176.98%         65.22%          11.06%
                                                                                 ========       ========        ========

Dividends Per       Investment income--net                                       $    944       $    625        $    325
Share on
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on March 25, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New York Insured Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at the time of issuance.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $125,994,076 and $121,287,588, respectively.

Net realized and unrealized gains (losses) as of October 31,1995 were as follows:


                                   Realized       Unrealized
                                    Losses          Gains

Long-term investments            $(1,440,405)    $ 3,796,616
Short-term investments                  (645)             --
Financial futures contracts         (555,938)             --
                                 -----------     -----------
Total                            $(1,996,988)    $ 3,796,616
                                 ===========     ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $3,796,616, of which $3,798,974 related to appreciated securities and $2,358 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $73,225,476.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 3,688,900. As of October 31, 1995, total paid-in capital amounted to $51,510,298.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.745%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 1,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $51,300.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $50,359 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $2,576,000, of which $971,000 expires in 2002 and $1,605,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.066621 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.




<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield New York Insured Fund III, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield New York Insured Fund III, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield New York Insured Fund III, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


Ernst & Young LLP
Princeton, New Jersey
December 4, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid monthly by MuniYield New York Insured Fund III, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.





PER SHARE INFORMATION (UNAUDITED)


Per Share Selected Quarterly Financial Data*
                                                                                        Dividends/Distributions
                                        Net        Realized   Unrealized
                                     Investment     Gains       Gains        Net Investment Income      Capital Gains
For the Quarter                        Income      (Losses)    (Losses)       Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.27        $ .04       $  .10         $.22         $.05       $.08          $.01
February 1, 1994 to April 30, 1994       .25          .01        (1.89)         .22          .04        --            --
May 1, 1994 to July 31, 1994             .25          .02          .25          .21          .04        --            --
August 1, 1994 to October 31, 1994       .26         (.33)        (.79)         .21          .04        --            --
November 1, 1994 to January 31, 1995     .25         (.74)        1.09          .19          .08        --            --
February 1, 1995 to April 30, 1995       .25         (.02)         .42          .19          .06        --            --
May 1, 1995 to July 31, 1995             .26          .23         (.01)         .18          .06        --            --
August 1, 1995 to October 31, 1995       .26         (.02)         .49          .19          .06        --            --

                                                     Net Asset Value                   Market Price**
For the Quarter                                   High              Low             High              Low         Volume***
November 1, 1993 to January 31, 1994             $15.58           $15.00           $15.25           $14.00           354
February 1, 1994 to April 30, 1994                15.53            13.01            15.375           12.125          275
May 1, 1994 to July 31, 1994                      14.32            13.33            13.75            12.50           244
August 1, 1994 to October 31, 1994                13.96            12.82            13.125           10.625          366
November 1, 1994 to January 31, 1995              13.15            11.87            11.75             9.875          900
February 1, 1995 to April 30, 1995                13.98            13.15            12.125           11.75           246
May 1, 1995 to July 31, 1995                      14.52            13.55            12.50            11.625          227
August 1, 1995 to October 31, 1995                14.35            13.56            13.00            11.75           248


  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company

225 Franklin Street
Boston, Massachusetts 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYY